UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2006


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



                 CANADA                   1-12284              98-0101955
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    (State or other jurisdiction of     (Commission         (I.R.S. Employer
     incorporation or organization)    File Number)      Identification Number)


        10901 West Toller Drive,                                80127-6312
        Suite 300                                               (Zip Code)
        Littleton, Colorado
        (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 830-9000

                                    No Change
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.  Departure of Directors or Principal Officers;
            Election of Directors; Appointment of Principal Officers.

(d) Effective July 27, 2006, Mr. Lars-Eric Johansson was appointed to the Board of Directors of Golden Star Resources Ltd. (the "Company"), and he will also serve as the chairman of the Audit Committee. Mr. Johansson previously served as a Board member before taking up the position of chief financial officer with Kinross Gold Corporation in 2004, from which he recently retired. Mr. Johansson has also been chief financial officer of Noranda Inc. and Falconbridge Limited and is currently a director of Aber Diamond Corporation, Niocan Inc. and Tiberon Minerals Ltd.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Date:  July 28, 2006


                         Golden Star Resources Ltd.


                         By:  /s/ Allan J. Marter
                            ---------------------------------------------------
                              Allan J. Marter
                              Senior Vice President and Chief Financial Officer




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